Exhibit 99.1

Enviva Partners, LP Business Overview Last Updated: November 10, 2020 (NYSE: EVA)

Forward-looking statements This presentation contains “forward-looking statements” within the meaning of the securities laws. All statements, other than statements of historical fact, included in this presentation that address activities, events or developments that Enviva Partners, LP (NYSE: EVA) (“Enviva,” the “Partnership,” “we,” or “us”) expects, believes or anticipates will or may occur in the future are forward-looking statements. The words “believe,” “expect,” “may,” “estimates,” “will,” “anticipate,” “plan,” “intend,” “foresee,” “should,” “would,” “could,” or other similar expressions are intended to identify forward-looking statements, which are generally not historical in nature. However, the absence of these words does not mean that the statements are not forward-looking. These statements are based on certain assumptions made by Enviva based on management’s expectations and perception of historical trends, current conditions, anticipated future developments, and other factors believed to be appropriate. Although Enviva believes that these assumptions were reasonable when made, because assumptions are inherently subject to significant uncertainties and contingencies that are difficult or impossible to predict and are beyond its control, Enviva cannot give assurance that it will achieve or accomplish these expectations, beliefs, or intentions. A number of the assumptions on which these forward-looking statements are based are subject to risks and uncertainties, many of which are beyond the control of Enviva, and may cause actual results to differ materially from those implied or expressed by the forward-looking statements. These risks and uncertainties include the factors discussed or referenced in our filings with the Securities and Exchange Commission (the “SEC”), including the Annual Report on Form 10-K and the Quarterly Report on Form 10-Q most recently filed with the SEC, including those risks relating to financial performance and results, economic conditions and resulting capital restraints, availability of sufficient capital to execute Enviva’s business plan, the ability of Enviva to complete acquisitions and realize the anticipated benefits of such acquisitions, impact of compliance with legislation and regulations, the continued impact of COVID-19, and other important factors that could cause actual results to differ materially from those projected. When considering the forward-looking statements, you should keep in mind the risk factors and other cautionary statements in such filings. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which such statement is made, and Enviva undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. All forward-looking statements attributable to Enviva are qualified in their entirety by this cautionary statement. Industry and market data This presentation has been prepared by Enviva and includes market data and other statistical information from third-party sources, including independent industry publications, government publications or other published independent sources. Although Enviva believes these third-party sources are reliable as of their respective dates, Enviva has not independently verified the accuracy or completeness of this information. Some data is also based on Enviva’s good faith estimates, which are derived from its review of internal sources as well as the third-party sources described above. 2

~5.4 Million MTPY1 World’s largest utility-grade wood pellet producer Fully Contracted $14.9 Billion / 12.8 years at the Partnership2 $19.4 Billion / 13.7 years enterprise-wide3 4 Distribution per Unit of $3.00+ 21 consecutive distribution increases5 13% CAGR6 and 25% annualized total return6 since IPO Conservative Financial Policy 50/50 equity/debt structure, 3.5 – 4.0x Leverage Ratio, and 1.20x forward-looking annual distribution coverage7 Robust Long-Term Demand Driven by global commitment to phase out coal, limit the impact of climate change, and achieve “net-zero” GHG emissions 3+ Million MTPY Visible drop-down pipeline supported by well capitalized Sponsor 3

320 219% 300 280 260 240 220 200 180 160 140 120 100 80 60 40 20 EVAAlerian MLP IndexMSCI USA IMI ESGS&P 500 88% 63% (59%) Since IPO in 2015, EVA has outperformed the S&P 500 by 131% and the Alerian MLP Index by 278% As of November 5, 2020. Based on Bloomberg’s total return data, which assumes reinvestment of distributions/dividends. Normalized for comparison purposes; MSCI USA IMI ESG Index is a capitalization-weighted index comprised of US-based companies that outperform sector peers on ESG evaluation metrics4

ENVIVA: FIGHTING CLIMATE CHANGE, DISPLACING COAL,[1] GROWING MORE TREES[2]


Coal Consumption
Declined by More than Half[3]
Million MT
120
100
80
60
40
20
0
2012
2013
2014
2015
2016
2017
2018
60%
Belgium
Denmark
Netherlands
UK


Wood Pellet
Consumption More Than Doubled[4]
Million MT
12
10
8
6
4
2
0
2012
2013
2014
2015
2016
2017
2018
127%


Strong Forest Inventory Growth
in Enviva's Sourcing Regions[5]
Million MT
2,400
2,350
2,300
2,250
2,200
2,150
2,100
2,050
2,000
1,950
2012
2013
2014
2015
2016
2017
2018
13%

Through 2019, Wood Pellets Supplied by the Partnership and our Sponsor have Effectively Displaced 16 Million MT of Coal

With Existing Contracts Running Through 2044, the Partnership and our Sponsor are on Track to Displace Another 87 Million MT of Coal

1) Increasing the share of biomass on the global grid system is critical to the global energy transition. International Renewable Energy Agency's Global Energy Transformation: A Roadmap to 2050 (2019 Edition) report calls for the share of modern biomass for energy generation to increase from 5% in 2016 to 16% in 2050, and the share of coal for energy generation to decrease from 14% to 3% over the same period; 2) Landowners in the US South respond to strong markets for forest products by making investments in their forests and there is a clear positive relationship between rates of forest harvest and forest acreage, growth, and inventory. Based on FIA data for the US South covering the 70-year period since 1953, Forest2Market concluded that "Increased demand for wood … encouraged landowners to invest in productivity improvements that dramatically increased the amount of wood fiber, and therefore the amount of carbon, contained in the South's forests." Source: Forest2Market report, "Historical Perspective on the Relationship between Demand and Forest Productivity in the US South", July 2017; 3) Eurostat. Inland coal consumption in key European countries that Enviva serves; 4) Industrial wood pellet demand for Belgium, Denmark, Netherlands and United Kingdom. Hawkins Wright: The Outlook for Wood Pellets – Demand, Supply, Costs and Prices; 4th Quarter 2019; 5) FIA Data. Enviva's primary sourcing regions consist of the Chesapeake (NC, VA); Sampson (NC); Greenwood (SC, GA); and Gulf (AL, FL and GA) regions

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Wood Pellets Provide the Low-Cost, Drop-In Replacement for CoalTotal System Cost of Electricity in Germany (€ / MWh)4 Wood Pellet vs. Coal Attributes Wood Pellets¹ Southern PRB Coal² Heat Content (BTU / lb) 8,000 8,600 Moisture 4 – 10% 26 – 30% Ash 0 – 2% 4.6 – 5.7% Sulfur 0 – 0.15% < 1.0% Onshore Wind Biomass Conversion CCGT Biomass Conversion with CHP Lifecycle Greenhouse Gas (“GHG”) Emissions Reduction vs. Fossil Fuels6 0 €50 €100 €150 € 1.0 GHG Emissions Reduction in Electricity Generation GHG Emissions Reduction in CHP7 Applications Levelized Cost of Electricity in Japan in 2020 (US$ / MWh)5 Solar kgCO2e/kWh 0.6 0.4 0.2 0.0 87%94% 71% 82% CCGT Biomass Co-Firing Wind Dedicated Biomass $0$50$100$150$200$250 6

MARKET DRIVEN BY GLOBAL COMMITMENT TO FIGHT CLIMATE CHANGE

Policymaker Commitment Across the Globe

JAPAN

- METI[1] targets ~6-7.5 GWs[2] of biomass generation by 2030, equivalent to ~15-20 million MTPY of demand[3]; 20-year FiT[4] support with requirement to use biomass for another 20 years
- METI announced shut-down of ~100 low-efficiency coal-fired power plants by 2030 and Prime Minister Yoshihide Suga recently pledged that the country would be carbon neutral by 2050
- Strategic Energy Plan also assumes contribution of 20-22% from nuclear power by 2030, which faces strong opposition after the Fukushima nuclear disaster

EU

- RED II[5] calls for renewables to account for at least 32% of EU's gross consumption by 2030
- European Climate Law sets legally binding target of "net-zero" by 2050
- Recently proposed GHG emissions reduction target of 55 - 60% by 2030

GERMANY

- Largest user of coal in the EU with more than 200 million metric tons consumed in 2018[6]
- Recently passed the Coal Exit Law[7] mandating complete phase-out of coal-fired power generation by 2038, shutting down or converting 43.9 GWs of coal capacity to alternative fuels
- Additionally, targets phase-out of 9.5 GWs of nuclear generation by 2022

UK

- Long-time leader in renewable energy; recently achieved record-breaking 67-day period without coal-fired power; targets 15% of energy demand to come from bioenergy by 2050
- Existing law requires coal phase-out by 2025
- First major industrial nation to establish a legally binding 2050 "net-zero" goal

NETHER-LANDS

- Legally binding goal to phase out of coal from power generation by 2030
- Long tradition of supporting renewable energy, including biomass, via the SDE, SDE+, and SDE++ programs

Sustainable Carbon Benefits Well-Recognized



Wood products store carbon for their lifecycle
Innovation unlocks potential new uses of wood
ATMOSPHERE
CARBON
C
Biomass substitutes for fossil fuels
Wood substitutes for non-renewable and energy intensive materials

UN Intergovernmental Panel on Climate Change (IPCC): holds long-standing view that biomass must play a key role under every single pathway to achieve the goal of limiting climate change to 1.5-degrees °C. *"In the long term, a sustainable forest management strategy aimed at maintaining or increasing forest carbon stocks, while producing an annual sustained yield of timber, fiber, or energy from the forest, will generate the largest sustained mitigation benefit."*

International Renewable Energy Agency (IRENA): reiterated IPCC's view on the critical role of biomass, but also called for a tripling of the amount of modern biomass used for energy production from 5 percent today to 16 percent by 2050, as it laid out its own proposed global pathway to a carbon-neutral and renewable future by 2050

Germany's Coal Exit Law: explicitly recognized the use of sustainable biomass as part of the transition to completely phase out coal from power generation

Netherlands Environmental Assessment Agency (PBL): concluded that the country will not be able to achieve its climate targets without substantially increasing biomass utilization and that a significant role for biomass is a "prerequisite" for a climate-neutral circular economy[8]

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1) Ministry of Economy, Trade and Industry; 2) Gigawatts; 3) Estimated demand for biomass of 15 to 20 million MTPY is based on Enviva's estimates assuming power plant efficiencies similar to existing European customers. Actual biomass consumption at Japanese power plants may vary; 4) Feed-in-Tariff; 5) Renewable Energy Directive II; 6) Source: Enerdata: coal and lignite domestic consumption. Germany consumed 214 million tons of coal and lignite in 2018; 7) On July 3, 2020, Germany's Bundestag passed the Coal Exit Law 19/20730; 8) PBL: "Availability and Applications of Sustainable Biomass", May 8, 2020; Source of image: EUSTAFOR: "European State Forecasts Boost the Bioeconomy"

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STRATEGICALLY LOCATED PRODUCTION AND TERMINAL ASSETS


Port of Mobile, AL
Amory, MS

Amory: 120,000 MTPY
Port of Mobile: Flex barge storage with 45,000+ metric tons of capacity


Port of Chesapeake, VA
Southampton, VA
Northampton, NC
Ahoskie, NC
Hamlet, NC
Sampson, NC
Port of Wilmington, NC
Greenwood, SC
Amory, MS
Port of Savannah, GA
Waycross, GA
Port of Mobile, AL
Cottondale, FL

Plants

Terminals


Cottondale, FL
Port of Panama City, FL

Cottondale: 760,000 MTPY
Port of Panama City: Warehouse storage with 32,000 metric tons of capacity


THE CHESAPEAKE CLUSTER
Southampton, VA
Port of Chesapeake, VA
Northampton, NC
Ahoskie, NC

Southampton: 745,000 MTPY[1]
Northampton: 750,000 MTPY[1]
Ahoskie: 415,000 MTPY
Port of Chesapeake: 2.5 million MTPY through-put capacity


THE WILMINGTON CLUSTER
Greenwood, SC
Hamlet, NC
Sampson, NC
Port of Wilmington, NC

Greenwood: 600,000 MTPY[2]
Hamlet: 600,000 MTPY[3]
Sampson: 600,000 MTPY[4]
Port of Wilmington: 3 million MTPY through-put capacity


THE SAVANNAH CLUSTER
Waycross, GA
Port of Savannah, GA

Waycross: 800,000 MTPY
Port of Savannah: ~1.5 million MTPY of throughput capacity

1) Production capacities for the Northampton and Southampton plants include expected increases in production capacity pursuant to the Mid-Atlantic Expansions;
2) Approximately 600,000 MTPY capacity after completion of the expansion project by the end of 2021;
3) The Hamlet plant has proven its expected 600,000 MTPY capacity and we expect it to exit 2020 at this run rate;
4) The Sampson plant is expected to increase it annual production capacity to 600,000 MTPY during 2020

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Enviva is the world’s largest supplier of utility-grade wood pellets in a highly fragmented industry with numerous small, single-plant operators A “build and copy” approach allows for highly efficient, large-scale production facilities and creates operating leverage Multi-plant profile and global scale translate into superior reliability and opportunities for optimization Access to robust fiber baskets allows for reliable raw material supply and a flat marginal cost curve for incremental production Production Capacity1 (Thousand MTPY) Enviva 05001,000 1,500 2,000 2,500 3,000 3,500 4,000 4,500 5,000 5,500 6,000 6,500 7,000 # of Plants1 11 Location U.S. GLOBAL ENTERPRISE SUPPLIERS Graanul Invest Pinnacle Renewable Energy 12Baltics / U.S. 9Canada / U.S. VERTICALLY-INTEGRATED SUPPLIER Drax Biomass An Viet Phat 3U.S. 1Vietnam SMALL & REGIONAL SUPPLIERS FRAM Renewable Fuels Highland Pellets Pacific Bioenergy As the world’s largest supplier of utility-grade wood pellets, Enviva is frequently the sole-source supplier for our customers 3U.S. 1U.S. 3Canada Tanac SA 1Brazil Current CapacityUnder Development / Construction or Financed for Completion by 2021 9

Long-term, Stable Delivered Cost of Fiber2 $50US$ / green ton $40 $30 $20 $10 2000 – 2020 North Carolina Pulpwood $0 '00 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 Million MT of WoodMillion MT of Wood InventoryInventory Million MT of WoodMillion MT of Wood Wood chip US$ / dry ton $61 $148 $130 Germany Latvia $138 Japan Southern US $148 Brazil Fragmented, Natural Resource Supply Base 65,000+ private landowners 860 million+ tons of fiber ~14 million tons net annual fiber excess3 430 420 410 400 390 380 GREENWOOD SOURCING REGION 9% 20102012201420162018 Net Fiber Growth After All Uses4 1,050 Inventory 950 900 850 800 CHESAPEAKE SOURCING REGION 20% 20102012201420162018 Northampton 75 mi. 1 million tons annual facility demand Only a few buyers of low-grade fiber, which only cost-effectively travels ~75 miles 610 590 570 550 530 510 GULF SOURCING REGION 14% 640 Inventory 600 580 560 WILMINGTON SOURCING REGION 15% Hardwood RoundwoodPine RoundwoodOpen / Farmland 20102012201420162018 540 20102012201420162018 For Every Ton of Wood Harvested from the Working Forests of the U.S. Southeast, Approximately 1.7 Tons Grow Back Each Year5 Only ~2.5% of the Forest Area is Harvested Each Year in the U.S. Southeast, of Which Less Than 3% is Used to Produce Wood Pellets6 10 4) FIA Data; 5) Source: FIA UDSA Forest Service Forest Inventory and Analysis Database; 6) Source: Forest2Market: “Historical Perspective on the Relationship between Demand and Forest Productivity in the US South”, 2017

Sponsor’s Track & Trace® Program, a first-of-its-kind system, is an important element of our responsible wood supply program and provides unprecedented transparency into our procurement activities Between 2010, when Enviva opened its first U.S. plant, and Our Wood Came from These Sources:2 2019, forest inventory in our supply base increased by more than 400 million metric tons Forest data analytics demonstrate increased harvests and healthy markets increase growth in forest acreage, timber inventory, and carbon stored in the landscape 27% Mixed pine & hardwood forests <1% Arboricultural sources 3% Bottomland hardwood forests 4% Other hardwood forests 18% PEFC / 29-31-238SFI-01203 30% Pine forests with hardwood understory3 17% Pine forests Certifications with Annual Audits by Independent Certification Bodies: “An industry that can reduce greenhouse gas emissions, increase forest growth, and create jobs sounds too good to be true. But that is the reality of the emerging wood pellet market in the Southern U.S.”¹ -USDA Chief Economist Robert Johansson USDA - http://blogs.usda.gov/2015/06/08/study-finds-increasing-wood-pellet-demand-boosts-forest-growth-reduces-greenhouse-gas-emissions-creates-jobs/ 2015; The information in this panel is based on wood supplied to the Partnership and our Sponsor’s production plants from July through December 2019; This wood consists of undersized or “understory” wood that was removed as part of a larger harvest; tops and limbs; brush and “thinnings” that were removed to make additional room for planted pines to grow; 11 We can identify the individual production facilities that provided these materials

Typical Contract Provisions1 Counterparty Major utilities and investment grade-rated trading houses Term Up to 20 years Take-or-Pay Yes Termination Make-Whole Yes Margin Protection1 Price escalators Yes Fiber / diesel passthroughs Yes, in some contracts Shipping costs Fixed with matching long-term shipping contracts Bunker fuel passthrough Yes Changes in Law / Government Regulations Provisions designed to protect against changes in law / government regulations Illustrative Passthroughs and Escalators2 $16 0 $12 0 $80 $40 $0 Fixed, back to back shipping component with bunker fuel passthrough Fiber (“stumpage”) cost ~10% of sales price, driven by strong fiber basket in Southeast U.S. Shipping Diesel1 Base Price Stumpage1 Tradition al Pulpwo od Indexed diesel pricing component mitigates fuel exposure from harvesting, inland transport, and processing activities Price escalators protect against erosion of underlying cost position and provides opportunity for margin expansion Indexed stumpage pricing matches underlying raw material commodity cost to regional indices Production Capacity Matched with Robust Long-Term Contracts with High-Credit Counterparties Note: off-take contract terms are examples of various provisions within our portfolio of contracts. No single contract in our portfolio contains every provision listed above; Not representative of all contracts with regard to stumpage and diesel passthroughs; 12

INCREASINGLY DIVERSE CUSTOMER BASE FURTHER ENHANCES STABILITY

2019 Off-Take Contract Mix[1]



Other
Orsted
Drax
Lynemouth
Engie

~3.6 million MTPY

2025 Off-Take Contract Mix[3]



Other Creditworthy Japanese Customers
Toyota Tsusho
Suzukawa
Sumitomo Forestry
Sumitomo
Ichihara
Marubeni
Mitsubishi
Drax
Lynemouth
MGT
Orsted
Engie

~6.9 million MTPY[3]

~50% from Japanese customers with largest customer representing ~15% of the contract mix by 2025[3]

$14.9 Billion / 12.8 years at the Partnership[2]

$19.4 Billion / 13.7 years enterprise-wide[3]

1) Represents the Partnership's sales in 2019;
2) As of October 1, 2020, excluding volumes under the contracts between long-term off-take customers and our Sponsor and the Sponsor JV;
3) As of October 1, 2020, including all volumes under the contracts between long-term off-take customers and the Partnership, our Sponsor, and the Sponsor JV. Although the Partnership expects to have the opportunity to acquire these contracts from our Sponsor and the Sponsor JV, there can be no guarantee that we will acquire these, or any, contracts from our Sponsor or the Sponsor JV

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The Acquisitions1 Expanded the Partnership’s Footprint into South Carolina and Georgia Existing Footprint Footprint Expansion Existing Plants Existing Ports / The Acquisitions/ Greenwood Plant (Greenwood, SC) 600,000 MTPY capacity by the end of 20212 Connected by rail to our Port of Wilmington terminal Port of Savannah Terminal (Savannah, GA) Two-dome pellet export terminal 17-year lease extends through 2028 Waycross Plant (Waycross, GA) 800,000 MTPY capacity Connected by rail to the Port of Savannah terminal The Greenwood Acquisition, which closed on July 1, 2020, and the Georgia Biomass Acquisition, which closed on July 31, 2020, are collectively referred to as “the Acquisitions”; Approximately 600,000 MTPY of expected capacity after completion of the expansion project by the end of 202114

DEMONSTRATED GROWTH MODEL

	EVA at IPO	EVA Pre-Acquisitions	EVA Post-Acquisitions	
Adjusted EBITDA	$ 77 mm[1]	$ 165 - $ 175 mm[4]	$ 185 - $ 195 mm[6]	*At run rate, adds $ 56 - $ 60 million contribution[7]*
Distribution per Unit	$ 1.65[2]	$ 2.87 - $ 2.97[4]	$ 3.00 +[6]	*13% over 2019 and 13% CAGR since IPO[8]*
# Plants and Production Capacity	4 Plants 1.7 mm MTPY	7 Plants 4.0 mm MTPY	9 Plants 5.4 mm MTPY[9]	*+ 35 % capacity increase*
# of Terminals and Throughput Capacity	2 Terminals 2.7 mm MTPY	4 Terminals 6.4 mm MTPY	5 Terminals 7.9 mm MTPY	*Potential for a new cluster*
Weighted-Average Remaining Contract Life	5.7 years[3]	11.4 years[5]	12.8 years[10]	*Additional long-term agreements maturing between 2031 and 2041*
Contracted Revenue Backlog	$ 1.9 billion[3]	$ 10.2 billion[5]	$ 14.9 billion[10]	

21 Consecutive Distribution Increases Since IPO[11]

1) Reflects full-year 2015 results; 2) Represents the annualized minimum quarterly distribution per unit per EVA's partnership agreement; 3) Weighted average remaining contract life is as of January 1, 2015 and revenue backlog is as of December 31, 2014; 4) As of April 29, 2020, the Partnership expected full-year 2020 net income to be in the range of $52.2 million to $62.2 million, adjusted EBITDA to be in the range of $165.0 million to $175.0 million, and expected to distribute between $2.87 and $2.97 per common unit for full-year 2020. The guidance did not include the impact of the Acquisitions or any additional acquisitions by the Partnership from our Sponsor, the Sponsor JV, or third parties; 5) As of April 1, 2020, excluding volumes under the contracts between long-term off-take customers and our Sponsor and the Sponsor JV; 6) As of November 4, 2020, the Partnership now expects full-year 2020 net income to be in the range of $33.9 million to $43.9 million, adjusted EBITDA to be in the range of $185.0 million to $195.0 million, and expects to distribute at least $3.00 per common unit for full-year 2020, subject to Board approval. The guidance does not include the impact of any additional acquisitions by the Partnership from our Sponsor, the Sponsor JV, or third parties. Refer to the Appendix for additional details; 7) The estimated range of incremental adjusted EBITDA for the Acquisitions is $56-$60 million in 2024 after the completion of the Greenwood expansion and the delivery of full volumes under the 1.4 million MTPY of contracts assigned. Refer to Appendix for additional details; 8) 2015-2020E CAGR utilizes $1.65 minimum quarterly distribution per unit for 2015 and $3.00 distribution per unit for 2020E. Per unit distributions for full-year 2020 are subject to Board approval; 9) the Partnership's expected production capacity includes nameplate capacity of approximately 600,000 MTPY for Greenwood plant after completion of the expansion project, approximately 600,000 MTPY at the Hamlet plant, and increased production capacity pursuant to the Mid-Atlantic Expansions; 10) As of October 1, 2020, excluding volumes under the contracts between long-term off-take customers and our Sponsor and the Sponsor JV; 11) As of October 30, 2020, the Board declared a distribution of $0.775 per common unit for the third quarter of 2020

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THREE PILLARS OF GROWTH

Organic Growth within the Partnership

- Pricing increases and escalators under existing contracted position
- 400,000 MTPY aggregate production capacity expansion underway at Northampton and Southampton
  - ~$130 million expected investment and ~$28 - $32 million in expected incremental adjusted EBITDA annually[1]
  - Evaluating expansion opportunities at our other production plants
- Plan to expand Greenwood to 600,000 MTPY by the end of 2021
- Anticipated annual organic growth driven by contract price escalations, cost reductions and productivity improvements

Accretive Drop-Downs from Sponsor

- Five drop-downs since IPO, including 2.3 million MTPY of production capacity and 3.0 million MTPY of terminaling capacity
- 3+ million MTPY development pipeline at our Sponsor, including:
  - The Pascagoula terminal[2]
  - The Lucedale plant[2]
  - The Epes plant[2]
  - Additional sites for pellet production plants in Alabama and Mississippi, which would export wood pellets through Pascagoula terminal
  - Locations near the Partnership's existing terminals in the Port of Chesapeake and the Port of Wilmington, and its leased terminal at the Port of Savannah

Third-Party Acquisition Opportunities

- Proven, successful and selective acquirer
- Acquisitions must compare favorably to Sponsor development pipeline and drop-down economics
- Target opportunities must be core to the business and bring new customer set, strategic capability and / or geographic diversification
- The Partnership acquired the Cottondale plant in January 2015 and the Waycross plant in July 2020

1) The estimated incremental adjusted EBITDA that can be expected from the expansions is based on an internal financial analysis of the anticipated benefit from the incremental production capacity at the Northampton and Southampton production plants;
2) The Sponsor and the Sponsor JV are progressing development of wood pellet production plants and marine terminals, including constructing a deep-water marine terminal in Pascagoula, Mississippi (the "Pascagoula terminal") and the Lucedale plant, developing the Epes plant, and evaluating additional sites. Although we expect to have the opportunity to acquire assets or completed development projects and associated contracts from our Sponsor or the Sponsor JV in the future, we cannot assure you that our Sponsor or the Sponsor JV will be successful in completing their development projects or that we will successfully negotiate an agreement with our Sponsor or the Sponsor JV to acquire such assets, projects, or associated contracts

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ROBUST "BUILD AND COPY" SPONSOR DEVELOPMENT PIPELINE


Epes, AL
Port of Savannah, GA
Lucedale, MS
Port of Pascagoula, MS
Plants in the Partnership
Plants under construction / development
Plant sites under control / assessment[1]
Terminals owned or leased by the Partnership
Terminals under construction



LUCEDALE PLANT, MS

- "Build and copy" production plant under construction for completion mid-year 2021
- Robust fiber basket
- ~50 miles to Pascagoula terminal



EPES PLANT, AL

- "Build and copy" production plant
- Purchase of the project site expected in the fourth quarter of 2020 with FID expected around the end of 2020
- Finished products to be delivered to the Pascagoula terminal by barge



PASCAGOULA TERMINAL, MS

- "Build and copy" deep-water marine terminal under construction for completion mid-year 2021
- Multi-modal access by rail, truck, and barge, 3 million MTPY throughput capacity
- Deep berth capable of supporting Panamax ships

3+ Million MTPY Sponsor Pipeline with Three Projects Underway

1) Assets under control / assessment are shown at approximate locations

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$42 0 $40 0 $38 0 $36 0 Potential to More Than Double 2019 Fully-Contracted ~$25 - $35 $34 0 $32 0 $30 0 $28 0 Adjusted EBITDA ~$30 - $35 ~$10 - $15+ Pascagoula ~$25 - $35 Epes Plant6 Pascagoula Cluster Plant 36 $26 0 $24 0 $22 0 ~$56 - $60 Lucedale Plant6 Terminal6 Sponsor contracts underwrite several additional production plants $20 0 $18 0 $16 0 $14 0 ~$28 - $32 Southampton / Northampton 4 Run-Rate EBITDA Contribution from the Acquisitions5 Fully-contracted production facility and terminal under construction $12 0 $10 0 $141.32 ~$165 - $1753 Expansions $80 $60 1st b ar2n d bar3rd b ar4th b ar5th b ar6th b ar7th b ar8th b ar 2019 Prior 2020 Guidance Illustrative Adjusted EBITDA Growth1 This chart is for illustrative purposes and consists of estimates based on numerous assumptions made by us that are inherently uncertain and are subject to significant risks and uncertainties, which are difficult to predict and many of which are beyond our control. There can be no assurance that any of the estimates may prove to be correct. Actual results may differ materially; 2) As reported on February 26, 2020; 3) As of April 29, 2020, the Partnership expected full-year 2020 net income to be in the range of $52.2 million to $62.2 million, and adjusted EBITDA to be in the range of $165.0 million to $175.0 million. The guidance did not include the impact of the Acquisitions or any additional acquisitions by the Partnership from our Sponsor, the Sponsor JV, or third parties; 4) For an explanation of why we are unable to reconcile the estimated adjusted EBITDA for the Southampton/Northampton expansions to the most directly comparable GAAP financial measures, see Appendix; 5) The estimated range of incremental adjusted EBITDA for the Acquisitions is $56-$60 million in 2024 after the completion of the Greenwood expansion and the delivery of full volumes under the 1.4 million MTPY of contracts assigned. Refer to Appendix for additional details; 6) The estimated incremental adjusted EBITDA from a drop-down of a wood pellet production plant or a marine terminal represents the run-rate adjusted EBITDA that can be expected from such a facility, based on estimated production or terminaling capacity of such a facility upon achieving full run-rate and our Sponsor or the Sponsor JV’s existing contracts that may be associated with such a facility. The sequence of the drop-down transactions is for illustrative purposes only and subject to change. Although we expect to have the opportunity to acquire assets or completed development projects, including the Lucedale plant, the Epes plant, and the Pascagoula terminal, from our Sponsor or the Sponsor JV in the future, we cannot assure you that our Sponsor or the Sponsor JV will be 18 successful in completing their development projects or that we will successfully negotiate an agreement with our Sponsor or the Sponsor JV to acquire such assets or projects

Accretive Acquisitions What we said: production plant drop-downs at 7-7.5x EBITDA multiple What we did: Greenwood / Georgia Biomass Acquisitions combined at ~ 6.5x EBITDA multiple Balanced Capital Structure What we said: 50 / 50 equity / debt split for drop-downs, acquisitions, and major expansions What we did: $200 million equity / $150 million bond issuance for $375 million combined acquisition costs for Greenwood and Georgia Biomass Acquisitions Conservative Leverage What we said: target long-term leverage ratio of 3.5x – 4.0x What we did: with the Acquisitions and associated financing activities, we expect long-term leverage ratio to be consistent with our target range Distribution Growth What we said: continue to increase distribution per unit What we did: 21 consecutive distribution increases since IPO1, 13% CAGR based on 2020 guidance of at least $3.00/unit2 Conservative Coverage Ratio What we said: target 1.20x distribution coverage ratio, on a forward-looking, annual basis What we did: 2019 distributable cash flow (net of IDRs) covered 2018 distributions at 1.30x. 2020 distributable cash flow expected to cover 2019 distribution by at least 1.20x As of October 30, 2020, the Board declared a distribution of $0.775 per common unit for the third quarter of 2020; 2015-2020E CAGR utilizes $1.65 minimum quarterly distribution per unit for 2015 and $3.00 distribution per unit for 2020E. Per unit distributions for full-year 2020 are subject to Board approval19

HIGH CALIBER LEADERSHIP

Management and Board with Significant Industry Experience

Executive Officers

John Keppler
Chairman & CEO

Shai Even
EVP & CFO

Yana Kravtsova
EVP, Comm., Public & Environ. Affairs

Nic Lane
EVP, Human Capital

Thomas Meth
EVP, Sales & Marketing

Bill Schmidt
EVP, Corp. Dev. & GC

Royal Smith
EVP, Operations


BP
Williams
ValueAct
EPA
Buckeye
Alon
CenterPoint
KPMG
GM
Google

Directors

John Bumgarner
Director (Independent)

Bill Reilly
Director (Independent)

Jeffrey W. Ubben
Director (Independent)

Gary Whitlock
Director (Independent)

Janet Wong
Director (Independent)

Ralph Alexander
Director

Gerrity Lansing
Director

Jim Derryberry
Director

Chris Hunt
Director

Carl Williams
Director

enviva

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Night Shift at Enviva Pellets Northampton Additional Information

$225 $200 $200 $175 $150 $125 $100 Illustrative ($ per metric ton) 3 4 Logistics 5 Ports 6 Shipping 7 ~$45 / MT Adj. Gross Margin1 7◼Long-term contracts with diversified customer base Fixed-price (with escalators), take-or-pay off-take contracts 6◼Fixed-price, USD / ton denominated shipping contracts matched to length of off-take contracts Bunker fuel costs passed through to customers Shipping costs range from ~$20 / MT (Europe) to ~$35 / MT (Japan) 5◼Vertically integrated business model provides substantial operating leverage as business grows 4◼Fixed USD / ton transportation costs from plants to port terminals by truck / rail / barge 3◼“Build and copy” approach to allow for certainty of uptime and economy of scale Includes labor, consumables, repairs and maintenance, and energy $75 $50 $25 2 Cut, Skid, Haul Stumpage Total Raw Materials in COGS Cut, Skid, Haul 1 Stumpage Production Total Costs of Goods Sold costs Given fixed asset base, productivity improvements drive substantial margin expansion opportunities 2◼~2:1 green ton to pellet ton conversion (green wood is, on average, composed of approximately 50% water, which varies seasonally. As such, on average, EVA acquires approximately two green tons to convert one pellet ton post the drying process) 1 ◼ Majority of delivered price of fiber is comprised of labor, equipment ◼ and hauling costs Fiber (“stumpage”) cost is ~10% of sales price, driven by strong fiber basket in the Southeast U.S. Adj. Gross Margin per Metric Ton defined in Appendix 22

Number one priority is to ensure the health and well-being of our employees and the communities in which we operate Enhanced plans, procedures, and measures are in place to mitigate the risk of exposure and to make our work environment as safe as possible for continued operations We operate a portfolio of nine geographically dispersed wood pellet production plants Our business supplies essential fuel to our customers under long-term, take-or-pay off-take contracts that our customers use for baseload heat and power generation Most of our current deliveries are to Europe, where they fuel grid-critical baseload for dispatchable generation facilities that provide power and heat required by their local communities. There are few substitutes or alternatives to the fuel we supply our customers In the U.S., government-issued guidance identifies biomass as one of the industries essential to the continued critical infrastructure viability, and this guidance has been followed by states where our plants and terminals are located, meaning our operations remain largely unaffected by the governmental actions taken in response to COVID-19 Although EVA’s operational and financial results have not been materially impacted by the COVID-19 pandemic, the full implications of the novel coronavirus are not yet known Plants, ports, and supply chains both domestically and internationally continue to operate uninterrupted on 24x7 basis Each of our customers is in compliance with their agreements with us, including payment terms If needed, we have contingency and business continuity plans in place that we believe would mitigate the impact of potential business disruptions 1)”COVID-19” refers to the outbreak of a novel strain of coronavirus 23

The Partnership Expects to Distribute at Least $3.00 Per Common Unit for Full-Year 20202 Targeted Distribution Coverage Ratio for 2020 is at Least 1.20 Times, on a Forward-Looking Annual Basis3 Additional details are available as part of our earnings release as of November 4, 2020; As of November 4, 2020, the Partnership reaffirms its previously provided guidance and continues to expect full-year 2020 net income to be in the range of $33.9 million to $43.9 million, adjusted EBITDA to be in the range of $185.0 million to $195.0 million, and distributable cash flow to be in the range of $134.0 million to $144.0 million, prior to any distributions attributable to incentive distribution rights paid to our general partner. The Partnership also continues to expect to distribute at least $3.00 per common unit for full-year 2020, before considering the benefit of any additional acquisitions or drop-down transactions. The guidance amounts provided above do not include the impact of any additional acquisitions by the Partnership from our Sponsor, the Sponsor JV or third parties. Refer to the Appendix for additional details; Additional details are available as part of our earnings release as of November 4, 202024

21 Consecutive Distribution Increases Since the IPO3 See Appendix for Adjusted EBITDA, Adjusted Gross Margin per Metric Ton and Distributable Cash Flow reconciliations Prior to any distributions paid to our general partner As of October 30, 2020, the Board declared a distribution of $0.775 per common unit for the third quarter of 202025

Appendix

This presentation contains certain financial measures that are not presented in accordance with GAAP. Although they should not be considered alternatives to the GAAP presentation of the financial results of the Partnership, management views such non-GAAP measures as important to reflect the Partnership’s actual performance during the periods presented. Non-GAAP Financial Measures In addition to presenting our financial results in accordance with accounting principles generally accepted in the United States (“GAAP”), we use adjusted net income, adjusted gross margin, adjusted gross margin per metric ton, adjusted EBITDA, and distributable cash flow to measure our financial performance. Adjusted Gross Margin and Adjusted Gross Margin per Metric Ton We define adjusted gross margin as gross margin excluding asset disposals, depreciation and amortization, changes in unrealized derivative instruments related to hedged items included in gross margin, non-cash unit compensation expense, certain items of income or loss that we characterize as unrepresentative of our ongoing operations, including certain expenses incurred related to the Chesapeake Incident and Hurricane Events, consisting of emergency response expenses, expenses related to the disposal of inventory, and asset disposal and repair costs, offset by insurance recoveries received, as well as employee compensation and other related costs allocated to us in respect of the Chesapeake Incident and Hurricane Events pursuant to our management services agreement with an affiliate of our Sponsor for services that could otherwise have been dedicated to our ongoing operations, acquisition and integration costs, and the effect of Commercial Services and including MSA Fee Waivers. We define adjusted gross margin per metric ton as adjusted gross margin per metric ton of wood pellets sold. We believe adjusted gross margin and adjusted gross margin per metric ton are meaningful measures because they compare our revenue-generating activities to our operating costs for a view of profitability and performance on a total dollar and a per metric ton basis. Adjusted gross margin and adjusted gross margin per metric ton will primarily be affected by our ability to meet targeted production volumes and to control direct and indirect costs associated with procurement and delivery of wood fiber to our wood pellet production plants and the production and distribution of wood pellets. 27

Adjusted EBITDA We define adjusted EBITDA as net income or loss excluding depreciation and amortization, interest expense, income tax expense (benefit), early retirement of debt obligations, non-cash unit compensation expense, asset impairments and disposals, changes in unrealized derivative instruments related to hedged items included in gross margin and other income and expense, certain items of income or loss that we characterize as unrepresentative of our ongoing operations, including certain expenses incurred related to the Chesapeake Incident and Hurricane Events, consisting of emergency response expenses, expenses related to the disposal of inventory, and asset disposal and repair costs, offset by insurance recoveries received, as well as employee compensation and other related costs allocated to us in respect of the Chesapeake Incident and Hurricane Events pursuant to our management services agreement with an affiliate of our Sponsor for services that could otherwise have been dedicated to our ongoing operations, acquisition and integration costs, and the effect of Commercial Services, and including MSA Fee Waivers. Adjusted EBITDA is a supplemental measure used by our management and other users of our financial statements, such as investors, commercial banks, and research analysts, to assess the financial performance of our assets without regard to financing methods or capital structure. Distributable Cash Flow We define distributable cash flow as adjusted EBITDA less maintenance capital expenditures, cash income tax expense and interest expense net of amortization of debt issuance costs, debt premium, original issue discounts and the impact from incremental borrowings related to the Chesapeake Incident and Hurricane Events. We use distributable cash flow as a performance metric to compare our cash-generating performance from period to period and to compare the cash-generating performance for specific periods to the cash distributions (if any) that are expected to be paid to our unitholders. We do not rely on distributable cash flow as a liquidity measure. 28

Limitations of Non-GAAP Financial Measures Adjusted net income (loss), adjusted gross margin, adjusted gross margin per metric ton, adjusted EBITDA, and distributable cash flow are not financial measures presented in accordance with GAAP. We believe that the presentation of these non-GAAP financial measures provides useful information to investors in assessing our financial condition and results of operations. Our non-GAAP financial measures should not be considered as alternatives to the most directly comparable GAAP financial measures. Each of these non-GAAP financial measures has important limitations as an analytical tool because they exclude some, but not all, items that affect the most directly comparable GAAP financial measures. You should not consider adjusted net income (loss), adjusted gross margin, adjusted gross margin per metric ton, adjusted EBITDA, or distributable cash flow in isolation or as substitutes for analysis of our results as reported under GAAP. Our definitions of these non-GAAP financial measures may not be comparable to similarly titled measures of other companies, thereby diminishing their utility. 29

NON-GAAP FINANCIAL MEASURES RECONCILIATION The following table provides a reconciliation of distributable cash flow and adjusted EBITDA to net income (loss): See Note 1 of our financial statements, Description of Business and Basis of Presentation, to our Annual Report on the 10-K and slide 27 through 29 for basis of presentation. 30

The following table provides a reconciliation of gross margin to adjusted gross margin per metric ton: See Note 1 of our financial statements, Description of Business and Basis of Presentation, to our Annual Report on the 10-K and slide 27 through 29 for basis of presentation. 31

ESTIMATED NET INCOME ADD : DEPREC IATION AND AMORT IZATION INTEREST EXPENSE INCOME TAX BENEFIT $MILLIONS Twelve Months Ending December 31,2020 $33.9 - 43.9 73.1 45.0 (0.1) NON-CASH UNIT COMPENSATION EXPENSE ASSET IMPAIRMENTS AND DISPOSALS CHANGES IN THE FAIR VALUE OF DERIVATIVE INSTRUMENTS MSA FEE WAIVERS 1 ACQUISIT ION AND INTEGRATION COSTS COMMERCIAL SERVICES ESTIMATED ADJUSTED EBITDA LESS: INTEREST EXPENSE NET OF AMOR TIZATION OF DEBT ISSUANCE COSTS, DEBT PREMIUM, OR IGINAL ISSUE DISCOUNT AND IMPACT FROM INCREMENTAL BORROW INGS RELATED TO CHESAPEAKE INCIDENT AND HURRICANE EVENTS CASH INCOME TAX EXPENSE MAINTENANCE CAPITAL EXPENDITURES ESTIMATED DISTRIBUTABLE CASH FLOW 8.6 3.7 (4.1) 23.0 6.1 (4.1) $185.0 - 195.0 41.8 0.0 9.2 $134.0 - 144.0 env1va Includes $3.2 million of MSA Fee Waivers during the first quarter of 2020, $1.6 million of MSA Fee Waivers during the second quarter of 2020, $9.2 million of MSA Fee Waivers during the third quarter of 2020, and expected $9.0 million of MSA Fee Waivers during the fourth quarter of 2020 32

The following table provides a reconciliation of the estimated adjusted EBITDA to the estimated net income associated with the Acquisitions for the twelve months ending December 31, 2021 and 2024 (in millions): Includes expected $19.0 million of MSA Fee Waivers associated with the Greenwood Acquisition 33

This presentation contains an estimate of the incremental adjusted EBITDA our Sponsor and the Sponsor JV’s wood pellet production plants and marine terminal currently under development will generate on a run-rate basis and incremental adjusted EBITDA that our Southampton and Northampton plants will generate from the Mid-Atlantic Expansions. Presentation of estimated net income and reconciliations of estimated incremental adjusted EBITDA for potential drop-downs of any wood pellet production plant or marine terminal from our Sponsor or the Sponsor JV to the closest GAAP financial measure, net income, are not provided because the estimate of net income to be generated by the potential drop-downs of such wood pellet production plants or marine terminal is not available without unreasonable effort, in part because the amount of estimated incremental interest expense related to the financing of such assets is not available at this time. In addition, a presentation of estimated net income and a reconciliation of the estimated incremental adjusted EBITDA expected to be generated by the Mid-Atlantic Expansions to the closest GAAP financial measure, net income, are not provided because estimate of net income expected to be generated by the expansions is not available without unreasonable effort, in part because the amount of estimated incremental interest expense related to the financing of the expansions and depreciation are not available at this time. Our estimates of net income and / or adjusted EBITDA for such assets and project are based on numerous assumptions that are inherently uncertain and subject to significant business, economic, financial, regulatory, and competitive risks and uncertainties that could cause actual results and amounts to differ materially from those estimates. For more information about such significant risks and uncertainties, please see the risk factors discussed or referenced in our filings with the Securities and Exchange Commission (the “SEC”), including the Annual Report on Form 10-K and the Quarterly Reports on Form 10-Q most recently filed with the SEC. 34

Contact: Wushuang Ma +1 240-482-3856 ir@envivapartners.com